United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 11, 2016

Date of Report (date of earliest event reported)

Fox Factory Holding Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

915 Disc Drive

Scotts Valley, California 95066

(Address of Principal Executive Offices) (Zip Code)

(831) 274-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 11, 2016, Fox Factory Holding Corp. (“Fox”) issued a press release announcing the pricing of the previously announced secondary public offering in respect of an aggregate amount of 2,500,000 shares of the Company’s common stock from one of its existing stockholders. The shares are listed on the NASDAQ Global Select Market and trade under the symbol “FOXF.” A copy of Fox’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description

99.1	Copy of Press Release issued by Fox Factory Holding Corp. on March 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.

Date: March 11, 2016	By:	/s/ Zvi Glasman
Zvi Glasman
Chief Financial Officer and Treasurer